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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 28, 2000
                                                         -----------------




                             UNITED AUTO GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




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
              DELAWARE                             1-12297                            22-3086739
              --------                             -------                            ----------
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


       13400 OUTER DRIVE WEST                                                           48239
       ----------------------                                                           -----
            DETROIT, MI                                                          (Including Zip Code)
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  (Address of Principal Executive
              Offices)
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                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)







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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated December 28, 2000.

ITEM 9.  REGULATION FD DISCLOSURE

On December 28, 2000, United Auto Group, Inc. issued a press release announcing the completion of the Company's discussions to increase the revolving portion of its Credit Agreement by $130 million. In addition, the Company announced that in connection with the completion of the increase to the Credit Facility, that the Company issued 2,139,535 newly issued common shares at $10.75 per share to Penske Corporation. A copy of the Press Release is attached hereto as Exhibit
99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 4, 2001                  UNITED AUTO GROUP, INC.


                                            By: /s/ ROBERT H. KURNICK, JR.
                                               --------------------------------
                                                     ROBERT H. KURNICK, JR.
                                            Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


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     EXHIBIT                   DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
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     NUMBER                                                                 NUMBER
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
      EXHIBIT 99.1                 Press Release of United Auto Group,
                                   Inc., dated December 28, 2000
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